UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2007

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire 03773

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended Current Report on Form 8-K is being filed to provide the required interim consolidated financial statements of First Community Bank and the pro forma financial information omitted from the Current Report on Form 8-K filed by New Hampshire Thrift Bancshares, Inc. on October 1, 2007 (the “Initial Form 8-K”).

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of the business acquired

The consolidated financial statements of First Community Bank for the years ended December 31, 2006, 2005 and 2004 contained in the registration statement on Form S-4 filed with the Securities and Exchange Commission by NHTB on June 22, 2007 are incorporated herein by reference. As reflected by paragraph (a) of Item 9.01 of the Initial Form 8-K, the attached financial information was omitted from the disclosure contained in the Initial Form 8-K. Attached hereto as Exhibit 99.1 and incorporated herein by reference are the required interim consolidated financial statements of First Community Bank at and for the nine months ended September 30, 2007.

(b)	Pro forma financial information

As reflected by paragraph (b) of Item 9.01 of the Initial Form 8-K, the attached financial information was omitted from the disclosure contained in the Initial Form 8-K. Attached hereto as Exhibit 99.2 and incorporated herein by reference is the required pro forma financial information of NHTB at and for the nine months ended September 30, 2007.

(c)	Not applicable.

(d)	The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Interim consolidated financial statements of First Community Bank at and for the nine months ended September 30, 2007 and 2006 and at and for December 31, 2006 and September 30, 2007.

99.2	Pro forma financial information of NHTB for the nine months ended September 30, 2007 and 2006 and at and for December 31, 2006 and September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Hampshire Thrift Bancshares, Inc.

By:	/s/ Stephen W. Ensign
Name:	Stephen W. Ensign
Title:	Chairman, President and Chief Executive Officer

Date: December 11, 2007

Exhibit Index

Exhibit No.	Description
99.1	Interim consolidated financial statements of First Community Bank at and for the nine months ended September 30, 2007 and 2006 and at and for December 31, 2006 and September 30, 2007.

99.2	Pro forma financial information of NHTB for the nine months ended September 30, 2007 and 2006 and at and for December 31, 2006 and September 30, 2007.